UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023 (Address

of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Shareholders.

Brookfield
20 20
ANNUAL REPORT
SEPTEMBER 30, 2020

Center Coast Brookfield
Midstream Focus Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $15 billion of assets under management as of September 30, 2020, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $575 billion of assets under management as of September 30, 2020. For more information, go to https://publicsecurities.brookfield.com/en.
Center Coast Brookfield Midstream Focus Fund (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We hope this letter finds you and your loved ones healthy and safe during these challenging times. Attached please find the Annual Report for Center Coast Brookfield Midstream Focus Fund (the “Fund”) for the fiscal year ended September 30, 2020.
The 2020 fiscal year was one of great volatility and uncertainty, primarily driven by the COVID-19 pandemic. Energy infrastructure was uniquely impacted by a double “black swan” event. Oil markets were already dealing with an unprecedented demand shock from COVID-19 when in early March the long-standing production agreement between Organization of Petroleum Exporting Countries (“OPEC”) and Russia broke down. After failing to reach an agreement on new production cuts, Saudi Arabia flooded the market with its crude oil while pledging price cuts to major customers.1 The price of West Texas Intermediate Crude Oil fell to $20.51 per barrel by March 31, 2020, a drop of 66% in the first quarter. Saudi Arabia, Russia, and other global producers did eventually agree to record production cuts after the end of the quarter, but major damage had already been done.
The resulting dislocation in the US midstream energy space was significant and led to an unprecedented impact on the valuation of the Fund’s assets. For the Fund’s fiscal year ended September 30, 2020, the Fund’s net asset value for Class Y declined 51.47%. The Fund also reduced its distribution rate by 39% beginning with the distribution payable in April 2020 due to the facts and circumstances surrounding the COVID-19 disruption. We appreciate that this has been an extremely difficult year for the Fund and its investments. We appreciate your questions and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at https://publicsecurities.brookfield.com/en for more information. In this annual report, our investment team breaks down each fiscal quarter for a more in-depth discussion of the factors that impacted the Fund’s performance. In addition to performance information and additional discussion on factors impacting the Fund, this report provides the Fund’s audited financial statements and schedule of investments as of September 30, 2020. Thank you for your support as we continue to navigate through these unprecedented times.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield Midstream Focus Fund
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

1 https://www.wsj.com/articles/saudi-arabia-to-boost-oil-output-even-further-11583911022
Mutual fund investing involves risk. Principal loss is possible.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on September 30, 2020 and subject to change based on subsequent developments.
Must be preceded or accompanied by a prospectus.
Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.
2020 Annual Report1

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period (04/01/20– 09/30/20)(1)
Actual
Class A Shares	1.46%	$1,000.00	$1,200.90	$ 8.03
Class C Shares	2.21%	1,000.00	1,201.10	12.16
Class I Shares	1.21%	1,000.00	1,209.10	6.68
Class Y Shares	1.21%	1,000.00	1,199.10	6.65
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.46%	1,000.00	1,017.70	7.36
Class C Shares	2.21%	1,000.00	1,013.95	11.13
Class I Shares	1.21%	1,000.00	1,018.95	6.11
Class Y Shares	1.21%	1,000.00	1,018.95	6.11
(1)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 183/366 (to reflect a six-month period).
2Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund

Management Discussion of Fund Performance
For the fiscal year ended September 30, 2020, the Fund’s Class Y had a total return of -51.47%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions, underperforming the S&P 5001, the Alerian MLP Index ("AMZ")2 and the Alerian Midstream Energy Index ("AMNA")3, which returned 15.15%, -48.35% and -34.89%, respectively.
MARKET OVERVIEW

Fiscal First Quarter (October – December 2019) (-4.31% NAV total return by the Fund’s Y share class)
October and November were very challenging months driven by the well-known technical factors at play (closed end fund deleveraging and tax-loss selling), political campaign rhetoric, and slowing producer activity. This combination of negative factors led the Fund to slightly underperform the AMZ because of its higher exposure to Gathering & Processing sector names. However, a quick December rebound of 8.87%, aided by an OPEC production cut, allowed the Fund to claw back some of the underperformance experienced during the first two months of the quarter.
The U.S. exited the decade as the leading global producer of oil and gas and the corresponding shale infrastructure buildout was largely complete. As we quoted in our Fourth Quarter 2019 letter to shareholders, “this next decade should be a less capital-intensive period with greater free cash flow available to energy infrastructure equity holders, who are now invested in more simplified structures with lower costs of capital, more self-funded capital programs, and better corporate governance (for the most part). We believe it’s an exciting set-up for a new year and a new decade.” We were excited for what 2020 would bring; the return of index-level distribution growth, the free-cash-flow inflection point, and continued domestic production growth. However, the new year had something completely different in store.
Fiscal Second Quarter (January – March 2020) (-57.71% NAV total return by the Fund’s Y share class)
The first quarter of 2020 was historic by any measure. In the energy infrastructure space specifically, the size and velocity of equity price declines was breathtaking. The Alerian MLP Index had a total return of -57.19%, which was more than twice that of the next two worst quarters on record: Q3 of 2015 (-22%) and Q4 of 2008 (-20%). Looking at first-quarter performance, it is hard to believe that the AMZ was up modestly through mid-January on the back of the Soleimani airstrike and the “January effect (when sentiment typically improves following tax-loss harvesting in December).”
The coronavirus broke into the world’s collective consciousness in the middle of January and immediately created an overhang for commodity prices. However, even throughout February, most of the attention was still focused on China-specific demand destruction, as it was yet unclear whether the virus would gain a foothold abroad and whether the rest of the world would be able to impose similarly strict lockdown measures. March happened at lightning speed. The world recognized that global lockdowns were looming. Simultaneously, the Russia/OPEC alliance crumbled over disagreement about how to attempt to balance the market. The speed of the ensuing commodity decline and the growing uncertainty of the intensity and duration of the supply/demand imbalance caused broad selling pressure throughout the sector. This was further exacerbated by technical pressure from dedicated funds. In less than two weeks (March 5th-18th), the AMZ lost 58% of its value.
The Fund’s performance was in-line with the AMZ during this unprecedented period. However, it is a futile effort to talk about relative performance in a period of -57% performance. Despite it feeling like the world was coming to an end we did take advantage of some opportunities to add to long-term positions at what we believed to be discounted entry points.
While we had maintained the Fund’s distribution rate since 2013 in the face of multiple company-level distribution cuts, the facts and circumstances surrounding the COVID-19 disruption made it impossible not to pivot in anticipation of future distribution cuts by Fund holdings. The Fund’s distribution was cut by 39% beginning with the distribution payable in April.
2020 Annual Report3

Center Coast Brookfield Midstream Focus Fund

Fiscal Third Quarter (April – June 2020) (+40.62% NAV total return by the Fund’s Y share class)
The sector experienced a record rally during the Fund’s fiscal third quarter. The AMZ and AMNA returned 50.1% and +32.6%, respectively. We believe the rebound was primarily driven by a combination of factors, including, but not limited to:
•	Higher crude oil prices following an historic OPEC+[4] production cut (prices increased 92% on the quarter5);
•	The general resumption of economic activity and a corresponding increase in demand for hydrocarbons as initial lockdowns started to phase out; and
•	The abatement of technical selling, as closed end funds stopped de-leveraging en masse
The Fund’s underperformance relative to the AMZ was driven by lower exposure to higher-beta names, which tend to exhibit more volatility. During the pandemonium of the second quarter the Fund sold some of the higher-risk names in lieu of more stable large-cap names. The rapid snapback experienced in the third quarter saw the higher-risk names outperform materially. Despite this underperformance we were pleased with the entry points we obtained in the large-cap names and believe these are the names that will outperform in the long run.
Fiscal Fourth Quarter (July – September 2020) (-14.73% NAV total return by the Fund’s Y share class)
The third quarter felt like “A Tale of Two Halves” for the midstream sector. It was encouraging to see positive returns during the first half as positive earnings announcements and guidance changes highlighted the strength of the cash flows in the midst of a global pandemic. Although the outlook for a demand recovery into the back half of the year and 2021 remained uncertain in mid-August, we thought sentiment was mostly positive (and performance during this period suggested as much) following the unprecedented levels of demand destruction seen during the second quarter.
In the second half of the third quarter, however, energy equities did not perform as admirably as they did in the first. NYMEX crude oil declined by -4% from mid-August through the end of September, while energy indices significantly underperformed it. Despite this negative performance for energy equities, supply-demand fundamentals tended to move sideways rather than get materially worse. And frustratingly, midstream credit markets continued to price in a vastly different—and more positive—outlook than the equities, in our view.
The Fund had strong relative performance during the quarter. The higher-risk for large-cap trade paid off as the higher beta names were more negatively impacted by the factors mentioned above. While performance was challenged during certain time periods this year, we still believe in our long-term approach which has been contributing to our relative outperformance.
The individual stocks that detracted most from the Fund's relative results during the annual period included Targa Resources Corp., Enlink Midstream, LLC, Pembina Pipeline Corporation, ONEOK, Inc. and Tallgrass Energy, LP. Conversely, primary individual positive contributors to the Fund's relative results during the annual period included Phillips 66 Partners L.P., Genesis Energy L.P., Magellan Midstream Partners, L.P., Western Midstream Partners, LP and Shell Midstream Partners LP. Of the aforementioned stocks, the Fund did not hold a position in Genesis Energy or Shell Midstream Partners during the year but the Fund’s primary benchmark, the Alerian MLP Index, did.
It’s been a challenging time for the midstream industry. This ‘mixed bag’ of positives and negatives has made it difficult for the midstream sector (and all of oil & gas, really) to attract new capital. Yes, we believe the sector is cheap, with valuation levels even attractive enough for the world’s most famous value investor, Warren Buffett, to allocate meaningfully to the sector during 2020 for the first time since 2002. But cheap hasn’t worked by itself just yet—clearly, the sector needs to be more than just cheap to get moving again. What else do we believe it could need then? Capital discipline, free cash flow,6 distributions that can be underwritten, better governance, and less “drama,” just to name a few things.
4Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund

Are we there yet? We think we’re close. The capital expenditure cycle has been slowing down dramatically, enhancing free cash flow and reducing construction and regulatory issues. We believe the distributions and balance sheets help provide a level of resistance to withstand further volatility and uncertainty. The governance and capital discipline took years to evolve but eventually worked through the universe as companies simplified corporate structures and transitioned to self-funding. Is all this enough to provide attractive risk-adjusted returns over the next few years? We hope so, and if not, recent evidence suggests that large value investors might be lying in wait to take advantage of an ongoing price dislocation.

1 The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). Indices are not managed and an investor cannot invest directly in an index.
2 The S&P 500 Index is an unmanaged weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly in an index.
3 The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).
4 OPEC+ is a group of 24 oil-producing nations, made up of the 14 members of the Organization of Petroleum Exporting Countries (OPEC), and 10 other non-OPEC members, including Russia.
5 NYMEX crude oil, West Texas Intermediate (“WTI”), USCRWTIC Index per Bloomberg. Represents price change from 3/31/20-6/30/20.
6 Free cash flow refers to the amount of cash generated and used by a company over a given period.
AVERAGE ANNUAL TOTAL RETURNS
As of September 30, 2020	1 Year	5 Years	Since Inception*
Class A Shares (Excluding Sales Charge)	-51.51%	-13.15%	-5.74%
Class A Shares (Including Sales Charge)	-53.84%	-14.18%	-6.31%
Class C Shares (Excluding Sales Charge)	-51.78%	-13.79%	-6.45%
Class C Shares (Including Sales Charge)	-52.19%	-13.79%	-6.45%
Class I Shares	-51.19%	-12.88%	-5.50%
Class Y Shares	-51.47%	-12.95%	-5.54%
S&P 500 Index	15.15%	14.13%	12.92% [1]
Alerian MLP Index	-48.35%	-11.57%	-5.14% [2]
Alerian Midstream Energy Index	-34.89%	N/A [3]	N/A [3]

* Class A, Class C and Class Y Shares were incepted on December 31, 2010 and Class I Shares commenced operations on February 5, 2018.
1 The S&P 500 Index references Class Y's inception date. All returns shown in USD.
2 The Alerian MLP Index references Class Y's inception date. All returns shown in USD.
3 Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance and is no guarantee of future results. Total return figures include the reinvestment of dividends and capital gains, and as the fund is taxable as a “C” corporation performance is net of federal, state and local taxes paid by the Fund. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (855) 244-4859.
Following the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast MLP Focus Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Fund is a newly created series of Brookfield Investment Funds, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C Shares received
2020 Annual Report5

Center Coast Brookfield Midstream Focus Fund

Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund’s Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund’s Class A and Class C Shares adopted the Predecessor Fund’s Class A and Class C Shares’ performance and accounting history, and the Fund’s Class Y Shares adopted the Predecessor Fund’s Institutional Class Shares’ performance and accounting history. Figures shown reflect the performance history of the Predecessor Fund’s Institutional Class Shares and do not reflect sales charges. If sales charges were reflected, returns would be less than these shown. The Fund’s Class A and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses. The Fund’s Class I Shares adopted the performance history of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future.
For periods prior to the Reorganization, performance shown including sales charge reflects the Class A maximum sales charge of 5.75% of the Predecessor Fund. For periods following the Reorganization, performance shown including sale charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge or fee would reduce the performance quoted. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. On purchases of Class A Shares, no sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares redeemed. Class C Shares are subject to a CDSC of 1.00% when redeemed within 12 months of the purchase.
The gross expense ratio in the prospectus dated January 28, 2020 is 1.47% for Class A Shares, 2.22% for Class C Shares, 1.22% for Class I Shares and 1.22% for Class Y Shares, as applicable to investors respectively.
The Fund’s gross and net expense ratios excluding the current tax expense in the financial highlights of this report are as follows: Class A is 1.50% and 1.46%, Class C is 2.25% and 2.21%, Class I is 1.25% and 1.21% and Class Y is 1.25% and 1.21%, respectively for the fiscal year ended September 30, 2020.
The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses through February 2, 2021. There is no guarantee that such reimbursement will be continued after that date.
6Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund

The graph below illustrates a hypothetical investment of $10,000 in the Fund—Class A Shares (with load) from the commencement of investment operations on December 31, 2010 to September 30, 2020 compared to the Alerian MLP Index.
Disclosure
All returns shown in USD.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Center Coast Brookfield Midstream Focus Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Past performance is no guarantee of future results. The Center Coast Brookfield Midstream Focus Fund is managed by Brookfield Public Securities Group LLC.
The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which invests. It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder’s cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rateAny portion of distributions that are not considered ROC are expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder’ cost basis. The portion of the Fund’s distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions. An investment in the Fund may not receive the same tax advantages as a direct investment the MLP. Because deferred tax liability is reflected in the daily NAV, the MLP Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.
Mutual fund investing involves risk. Principal loss is possible. Investing in Master Limited Partnerships (“MLPs”) involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility.
2020 Annual Report7

Center Coast Brookfield Midstream Focus Fund

Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or “C” corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund’s net asset value per share (“NAV”) will include a deferred tax expense (which reduces the Fund’s NAV) or asset (which increases the Fund’s NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit and, therefore, could have a material impact on the Fund’s NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.
The outbreak of an infectious respiratory illness caused by a novel coronavirus known as "COVID-19" is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. These developments have and may continue to adversely impact the Fund's NAV.
Total return figures include the reinvestment of dividends and capital gains, and as the fund is taxable as a “C” corporation performance is net of federal, state and local taxes paid by the Fund.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2020 and subject to change based on subsequent developments.
8Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Portfolio Characteristics (Unaudited)
September 30, 2020

Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Pipeline Transportation | Petroleum	24.2%
Pipeline Transportation | Natural Gas	20.1%
Gathering + Processing	5.1%
Liquefaction	4.2%
Total Master Limited Partnerships	53.6%
Common Stocks
Gathering + Processing	21.2%
Pipeline Transportation | Natural Gas	13.3%
Pipeline Transportation | Petroleum	9.3%
Liquefaction	1.4%
Total Common Stocks	45.2%
Money Market Fund	1.2%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Investments
Enterprise Products Partners LP	9.1%
Plains All American Pipeline LP	7.5%
Magellan Midstream Partners LP	7.2%
Energy Transfer LP	6.8%
The Williams Companies, Inc.	6.8%
Enbridge, Inc.	5.9%
TC Energy Corp.	5.8%
MPLX LP	5.7%
Kinder Morgan, Inc.	4.6%
Targa Resources Corp.	4.5%
2020 Annual Report9

Center Coast Brookfield Midstream Focus Fund
Schedule of Investments
September 30, 2020

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 53.9%
Gathering + Processing – 5.2%
Noble Midstream Partners LP	1,065,041	$ 7,796,100
Western Midstream Partners LP	4,157,598	33,260,784
Total Gathering + Processing		41,056,884
Liquefaction – 4.2%
Cheniere Energy Partners LP	1,013,927	33,723,212
Pipeline Transportation | Natural Gas – 20.2%
Energy Transfer LP	10,034,567	54,387,353
Enterprise Products Partners LP	4,626,967	73,059,809
TC Pipelines LP	1,349,443	34,518,752
Total Pipeline Transportation | Natural Gas		161,965,914
Pipeline Transportation | Petroleum – 24.3%
Magellan Midstream Partners LP	1,694,867	57,964,452
MPLX LP	2,895,024	45,567,678
NuStar Energy LP	689,981	7,327,598
Phillips 66 Partners LP	1,018,451	23,465,111
Plains All American Pipeline LP	10,117,888	60,504,970
Total Pipeline Transportation | Petroleum		194,829,809
Total MASTER LIMITED PARTNERSHIPS (Cost $795,477,113)		431,575,819
COMMON STOCKS – 45.4%
Gathering + Processing – 21.3%
Antero Midstream Corp.	3,519,530	18,899,876
EnLink Midstream LLC	3,395,586	7,979,627
Equitrans Midstream Corp.	3,253,184	27,521,937
HESS Midstream LP	532,625	8,042,637
Rattler Midstream LP (a)	2,917,943	17,361,761
Targa Resources Corp.	2,590,645	36,346,749
The Williams Companies, Inc.	2,765,447	54,341,034
Total Gathering + Processing		170,493,621
Liquefaction – 1.4%
Cheniere Energy, Inc. (n)	245,672	11,367,243
Pipeline Transportation | Natural Gas – 13.4%
Kinder Morgan, Inc.	3,007,021	37,076,569
ONEOK, Inc.	893,172	23,204,608
TC Energy Corp. (u)	1,106,585	46,498,702
Total Pipeline Transportation | Natural Gas		106,779,879
Pipeline Transportation | Petroleum – 9.3%
Enbridge, Inc. (u)	1,625,557	47,466,265
Pembina Pipeline Corp. (u)	1,281,944	27,215,671
Total Pipeline Transportation | Petroleum		74,681,936
Total COMMON STOCKS (Cost $435,744,534)		363,322,679

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Schedule of Investments (continued)
September 30, 2020

	Shares	Value
SHORT-TERM INVESTMENT – 1.2%
Money Market Funds – 1.2%
First American Treasury Obligations Fund, Class X, 0.06% (y)	9,829,433	$ 9,829,433
Total SHORT-TERM INVESTMENT (Cost $9,829,434)		9,829,433
Total Investments – 100.5% (Cost $1,241,051,081)		804,727,931
Liabilities in Excess of Other Assets – (0.5)%		(3,797,033)
TOTAL NET ASSETS – 100.0%		$800,930,898

LP— Limited Partnership
LLC— Limited Liability Company

(a)	— Affiliate issuer. (Note 8)
(n)	— Non-income producing security.
(u)	— Foreign security or a U.S. security of a foreign company.
(y)	— The rate quoted is the annualized seven-day yield as of September 30, 2020.

See Notes to Financial Statements.
2020 Annual Report11

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Statement of Assets and Liabilities
September 30, 2020

Assets:
Investments in unaffiliated issuers at value (cost $1,217,013,344)	$ 787,366,170
Investments in affiliated issuers at value (cost $24,037,737)	17,361,761
Total investments (cost $1,241,051,081)	804,727,931
Receivable for fund shares sold	1,951,617
Interest and dividends receivable	943,196
Prepaid expenses	164,674
Total assets	807,787,418
Liabilities:
Payable for investments purchased	900,116
Payable for fund shares purchased	2,226,509
Payable for current income taxes (Note 3)	1,306,472
Distribution fee payable	1,042,474
Investment advisory fee payable (Note 4)	699,195
Administration fee payable (Note 4)	107,823
Trustees' fees	15,795
Accrued expenses	558,136
Total liabilities	6,856,520
Commitments and contingencies (Note 9)
Net Assets	$ 800,930,898
Composition of Net Assets:
Paid-in capital	2,303,962,201
Accumulated losses	(1,503,031,303)
Net assets applicable to capital shares outstanding	$ 800,930,898
Net Assets
Class A Shares - Net Assets	$ 153,188,501
Shares outstanding	61,801,650
Net asset value and redemption price per share	$ 2.48
Offering price per share based on a maximum sales charge of 4.75%	$ 2.60
Class C Shares - Net Assets	$ 142,353,724
Shares outstanding	65,475,675
Net asset value, offering price and redemption price per share	$ 2.17
Class I Shares - Net Assets	$ 115
Shares outstanding	45
Net asset value, offering price and redemption price per share	$ 2.57*
Class Y Shares - Net Assets	$ 505,388,558
Shares outstanding	197,394,948
Net asset value, offering price and redemption price per share	$ 2.56

*	Net asset value does not recalculate due to fractional shares outstanding.

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Statement of Operations
For the Fiscal Year Ended September 30, 2020

Investment Income:
Dividends and distributions from unaffiliated issuers (net of foreign witholding tax of $1,091,856)	$ 132,179,708
Dividends and distributions from affiliated issuers (Note 8)	2,934,109
Interest	186,039
Less return of capital on distributions from unaffliated issuers	(113,293,298)
Less return of capital on distributions from affliated issuers	(2,034,532)
Total investment income	19,972,026
Expenses:
Investment advisory fees (Note 4)	14,445,794
Administration fees (Note 4)	2,166,869
Distribution fees — Class A	582,241
Distribution fees — Class C	2,774,386
Transfer agency fees	225,384
Reports to shareholders	193,379
Trustees' fees	172,302
Audit and tax services	167,088
Fund accounting fees	149,260
Registration fees	136,131
Legal fees	120,943
Insurance	118,694
Miscellaneous	95,635
Custodian fees	66,430
Franchise tax	30,227
Interest expense	3,302
Total operating expenses	21,448,065
Less expenses waived by the investment adviser (Note 4)	(581,801)
Net expenses	20,866,264
Net investment loss (before taxes)	(894,238)
Current income taxes (Note 3)	(18,627,065)
Net investment loss	(19,521,303)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(598,972,447)
Investments in affiliated issuers	770,190
Foreign currency transactions	43,214
Net realized loss on investments	(598,159,043)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(469,135,908)
Investments in affiliated issuers	(15,010,980)
Foreign currency translations	2,444
Net change in unrealized depreciation	(484,144,444)
Net realized and unrealized loss	(1,082,303,487)
Net decrease in net assets resulting from operations	$(1,101,824,790)

See Notes to Financial Statements.
2020 Annual Report13

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Statements of Changes in Net Assets

	For the Fiscal Year Ended September 30, 2020	For the Fiscal Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$ (19,521,303)	$ (14,909,577)
Net realized gain (loss)	(598,159,043)	17,894,304
Net unrealized depreciation	(484,144,444)	(208,900,806)
Net decrease in net assets resulting from operations	(1,101,824,790)	(205,916,079)
Distributions to Shareholders:
From distributable earnings
Class A shares	—	(8,279,960)
Class C shares	—	(13,508,110)
Class I shares	—	(5)
Class Y shares	—	(34,524,594)
From return of capital:
Class A shares	(32,358,499)	(29,803,760)
Class C shares	(42,818,712)	(48,622,514)
Class I shares	(23)	(19)
Class Y shares	(126,909,097)	(124,271,455)
Total distributions	(202,086,331)	(259,010,417)
Capital Share Transactions (Note 6):
Subscriptions	915,013,074	1,078,455,226
Reinvestment of distributions	195,261,938	250,211,109
Redemption	(1,307,609,038)	(1,155,732,216)
Net increase (decrease) in net assets from capital share transactions	(197,334,026)	172,934,119
Total decrease in net assets	(1,501,245,147)	(291,992,377)
Net Assets:
Beginning of fiscal year	2,302,176,045	2,594,168,422
End of fiscal year	$ 800,930,898	$ 2,302,176,045

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Fiscal Year Ended September 30,		For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class A	2020	2019	2018 [2]	2017	2016	2015
Per Share Operating Performance:
Net asset value, beginning of period	$ 5.96	$ 7.21	$ 7.03	$ 8.23	$ 8.30	$ 11.49
Income from investment operations:
Net investment loss[1]	(0.06)	(0.04)	(0.07)	(0.11)	(0.05)	(0.04)
Return of capital[1]	0.24	0.46	0.33	0.38	0.37	0.34
Net realized and unrealized gain (loss)[1,3]	(3.11)	(0.99)	0.43	(0.79)	0.29	(2.77)
Total from investment operations	(2.93)	(0.57)	0.69	(0.52)	0.61	(2.47)
Distributions to Shareholders:
From distributable earnings	—	(0.14)	(0.16)	—	—	—
From return of capital	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)	(0.72)
Total distributions to shareholders*	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)	(0.72)
Net asset value, end of period	$ 2.48	$ 5.96	$ 7.21	$ 7.03	$ 8.23	$ 8.30
Total Return†	-51.51%	-8.02%	10.26% [7]	-6.88%	8.17%	-22.27%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$153,189	$362,375	$388,010	$369,684	$451,900	$416,593
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	2.96%	1.47%	1.47% [8]	1.44%	1.46%	1.47%
Before expense reimbursement/waivers, current and deferred tax expense	1.50%	1.47%	1.47% [8]	1.44%	1.46%	1.47%
Expense reimbursement/waivers	(0.04)%	(0.01)%	(0.01)% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.46%	1.46%	1.46% [8]	1.44%	1.46%	1.47%
Deferred tax expense/(benefit)[4,5]	—%	—%	—% [8]	—%	5.61%	(14.59)%
Total expenses/(benefit) before current tax expense	1.46%	1.46%	1.46% [8]	1.44%	7.07%	(13.12)%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	(0.12)%	(0.62)%	(1.13)% [8]	(1.39)%	(1.10)%	0.95%
Expense reimbursement/waivers	0.04%	0.01%	0.01% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	(0.08)%	(0.61)%	(1.12)% [8]	(1.39)%	(1.10)%	0.95%
Deferred tax benefit[5,6]	—%	—%	—% [8]	0.09%	0.41%	0.59%
Net investment loss before current tax expense	(0.08)%	(0.61)%	(1.12)% [8]	(1.30)%	(0.69)%	(0.36)%
Portfolio turnover rate	80%	57%	35% [7]	32%	60%	51%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012, the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.

See Notes to Financial Statements.
2020 Annual Report15

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Fiscal Year Ended September 30,		For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class C	2020	2019	2018 [2]	2017	2016	2015
Per Share Operating Performance:
Net asset value, beginning of period	$ 5.37	$ 6.61	$ 6.54	$ 7.75	$ 7.91	$ 11.08
Income from investment operations:
Net investment loss[1]	(0.07)	(0.08)	(0.10)	(0.16)	(0.11)	(0.11)
Return of capital[1]	0.22	0.42	0.30	0.36	0.35	0.32
Net realized and unrealized gain (loss)[1,3]	(2.80)	(0.90)	0.38	(0.73)	0.28	(2.66)
Total from investment operations	(2.65)	(0.56)	0.58	(0.53)	0.52	(2.45)
Distributions to Shareholders:
From distributable earnings	—	(0.14)	(0.16)	—	—	—
From return of capital	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)	(0.72)
Total distributions to shareholders*	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)	(0.72)
Net asset value, end of period	$ 2.17	$ 5.37	$ 6.61	$ 6.54	$ 7.75	$ 7.91
Total Return†	-51.78%	-8.63%	9.31% [7]	-7.44%	7.40%	-22.93%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$142,354	$470,088	$637,182	$660,663	$796,542	$841,555
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	3.50%	2.22%	2.22% [8]	2.19%	2.21%	2.22%
Before expense reimbursement/waivers, current and deferred tax expense	2.25%	2.22%	2.22% [8]	2.19%	2.21%	2.22%
Expense reimbursement/waivers	(0.04)%	(0.01)%	(0.01)% [8]	—%	—%	—%
Net of reimbursement/waivers and before current and deferred tax expense	2.21%	2.21%	2.21% [8]	2.19%	2.21%	2.22%
Deferred tax expense/(benefit)[4,5]	—%	—%	—% [8]	—%	5.61%	(14.59)%
Total expenses/(benefit) before current tax expense	2.21%	2.21%	2.21% [8]	2.19%	7.82%	(12.37)%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	(0.87)%	(1.37)%	(1.88)% [8]	(2.14)%	(1.85)%	(1.70)%
Expense reimbursement/waivers	0.04%	0.01%	0.01% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	(0.83)%	(1.36)%	(1.87)% [8]	(2.14)%	(1.85)%	(1.70)%
Deferred tax benefit[5,6]	—%	—%	—% [8]	0.09%	0.41%	0.59%
Net investment loss before current tax expense	(0.83)%	(1.36)%	(1.87)% [8]	(2.05)%	(1.44)%	(1.11)%
Portfolio turnover rate	80%	57%	35% [7]	32%	60%	51%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Fiscal Year Ended September 30,		For the Period February 5, 2018 to September 30,
Class I	2020	2019	2018 [2,3]
Per Share Operating Performance:
Net asset value, beginning of period	$ 6.11	$ 7.35	$ 7.64
Income from investment operations:
Net investment loss[1]	(0.04)	(0.02)	(0.04)
Return of capital[1]	0.25	0.46	0.32
Net realized and unrealized gain (loss)[1,2]	(3.20)	(1.00)	(0.11)
Total from investment operations	(2.99)	(0.56)	0.17
Distributions to Shareholders:
From distributable earnings	—	(0.14)	(0.14)
From return of capital	(0.55)	(0.54)	(0.32)
Total distributions to shareholders*	(0.55)	(0.68)	(0.46)
Net asset value, end of period	$ 2.57	$ 6.11	$ 7.35
Total Return†	-51.19%	-7.72%	2.55% [4]
Ratios and Supplemental Data:
Net assets, end of period	$ 115	$ 237	$ 257
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	2.51%	1.22%	1.22% [5]
Before expense reimbursement/waivers, current and deferred tax expense	1.25%	1.22%	1.22% [5]
Expense reimbursement/waivers	(0.04)%	(0.01)%	(0.01)% [5]
Net of expense reimbursement/waivers and before current and deferred tax benefit	1.21%	1.21%	1.21% [5]
Deferred tax expense/(benefit)	—	—	—
Total expenses/(benefit) before current tax expense	1.21%	1.21%	1.21% [5]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.13%	(0.37)%	(0.80)% [5]
Expense reimbursement/waivers	0.04%	0.01%	0.01% [5]
Net of expense reimbursement/waivers and before deferred tax benefit	0.17%	(0.36)%	(0.79)% [5]
Deferred tax benefit	—%	—%	—% [5]
Net investment income (loss) before current tax expense	0.17%	(0.36)%	(0.79)% [5]
Portfolio turnover rate	80%	57%	35% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Class I Shares commenced operations on February 5, 2018.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.
2020 Annual Report17

Center Coast Brookfield Midstream Focus Fund
Financial Highlights

	For the Fiscal Year Ended September 30,		For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class Y	2020	2019	2018 [2]	2017	2016	2015
Per Share Operating Performance:
Net asset value, beginning of period	$ 6.12	$ 7.36	$ 7.16	$ 8.34	$ 8.38	$ 11.57
Income from investment operations:
Net investment loss[1]	(0.04)	(0.02)	(0.05)	(0.09)	(0.03)	(0.01)
Return of capital[1]	0.25	0.47	0.33	0.39	0.38	0.34
Net realized and unrealized gain (loss)[1,3]	(3.22)	(1.01)	0.43	(0.80)	0.29	(2.80)
Total from investment operations	(3.01)	(0.56)	0.71	(0.50)	0.64	(2.47)
Distributions to Shareholders:
From distributable earnings	—	(0.14)	(0.16)	—	—	—
From return of capital	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)	(0.72)
Total distributions to shareholders*	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)	(0.72)
Net asset value, end of period	$ 2.56	$ 6.12	$ 7.36	$ 7.16	$ 8.34	$ 8.38
Total Return†	-51.47%	-7.70%	10.35% [7]	-6.53%	8.46%	-22.11%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$505,389	$1,469,712	$1,568,976	$1,490,129	$1,353,904	$1,144,976
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	2.51%	1.22%	1.22% [8]	1.19%	1.21%	1.22%
Before expense reimbursement/waivers, current and deferred tax expense	1.25%	1.22%	1.22% [8]	1.19%	1.21%	1.22%
Expense reimbursement/waivers	(0.04)%	(0.01)%	(0.01)% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.21%	1.21%	1.21% [8]	1.19%	1.21%	1.22%
Deferred tax expense/(benefit)[4,5]	—%	—%	—% [8]	—%	5.61%	(14.59)%
Total expenses/(benefit) before current tax expense	1.21%	1.21%	1.21% [8]	1.19%	6.82%	(13.37)%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.13%	(0.37)%	(0.88)% [8]	(1.14)%	(0.85)%	(0.70)%
Expense reimbursement/waivers	0.04%	0.01%	0.01% [8]	—%	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	0.17%	(0.36)%	(0.87)% [8]	(1.14)%	(0.85)%	(0.70)%
Deferred tax benefit[5,6]	—%	—%	—% [8]	0.09%	0.41%	0.59%
Net investment income (loss) before current tax expense	0.17%	(0.36)%	(0.87)% [8]	(1.05)%	(0.44)%	(0.11)%
Portfolio turnover rate	80%	57%	35% [7]	32%	60%	51%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012, the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements
September 30, 2020

1.Organization
Brookfield Investment Funds, a Delaware statutory trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of five different series of underlying portfolios as of September 30, 2020. Center Coast Brookfield Midstream Focus Fund (the ‘‘Fund’’), a series of the Trust, is non-diversified as the term is defined in the 1940 Act. The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares, and Class Y Shares.
Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A Shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
Brookfield Public Securities Group LLC (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s Net Assets Value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
2020 Annual Report19

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (continued)
September 30, 2020

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of September 30, 2020:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$ 431,575,819	$ —	$ —	$ 431,575,819
Common Stocks	363,322,679	—	—	363,322,679
Money Market Fund	9,829,433	—	—	9,829,433
Total Investments	$ 804,727,931	$ —	$ —	$ 804,727,931
For further information regarding security characteristics, see the Schedule of Investments.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
20Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (continued)
September 30, 2020

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Shareholders: The Fund’s distribution policy is intended to provide monthly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Fund receives from its investments, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from its investments. Furthermore, unlike the MLPs in which it invests, the Fund is
2020 Annual Report21

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (continued)
September 30, 2020

not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the fiscal year ended September 30, 2020, the Fund estimates that its distributions will be largely characterized as return of capital. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2021.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
New Accounting Pronouncements: In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 during the period ended September 30, 2020.
Other Matters: The outbreak of an infectious respiratory illness caused by a novel coronavirus known as "COVID-19" is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. These developments have and may continue to adversely impact the Fund's NAV.
3.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state
22Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (continued)
September 30, 2020

and local income tax on taxable income. The Fund’s net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 1.73% for state and local tax.
The Fund's income tax provision consists of the following for the fiscal year ended September 30, 2020:
Current tax expense
Federal	$ 17,208,361
State	1,418,704
Total current tax expense	$ 18,627,065
Deferred tax expense (benefit)
Federal	$(243,638,227)
State	(21,684,927)
Change in valuation allowance	265,323,154
Total deferred tax expense	$ —
Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the fiscal year ended September 30, 2020, as follows:
Amount
Application of statutory income tax rate	$(227,471,522)
State income taxes net of federal benefit	(18,753,376)
Effect of permanent & temporary differences	(471,191)
Change in valution allowance	265,323,154
Total current income tax expense	$ 18,627,065
The Fund’s current income tax expense consists of ordinary income, taxed at the Fund’s effective rate, which is primarily derived from depreciation recapture from its MLP investments. The Fund had cumulative net operating loss carryforwards of $256,247,248 as of September 30, 2019 and in the fiscal year ended September 30, 2020 has utilized all of them. The Fund’s taxable ordinary income for the fiscal year ended September 30, 2020 was in excess of all previous and current net operating losses, and has utilized all net operating loss carryforwards, resulting in the current period tax expense of $18,627,065. The Fund is subject to limitations related to Federal tax rules for capital loss carryforwards, that do not allow the Fund to offset ordinary taxable income with capital loss carryforwards.
For the fiscal year ended September 30, 2020, the Fund’s effective tax rate and the combined federal and state statutory tax rate was 22.73%.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
2020 Annual Report23

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (continued)
September 30, 2020

Components of the Fund's deferred tax assets and liabilities as of September 30, 2020 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ —
Capital loss carryforward (tax basis)	253,453,864
Net unrealized losses on investment securities (tax basis)	49,729,283
Valuation Allowance	(303,183,147)
Total deferred tax assets	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of September 30, 2020, the Fund has determined that a valuation allowance of $303,183,147 was required as stated in the table above.
In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established. Changes to the Fund’s portfolio may cause the Fund to dispose of its interests in MLPs, and as a result the Fund may experience recapture of past depreciation deductions and incur associated ordinary income. This income recapture may be in excess of the Fund’s operating losses, creating potential current income tax due for the Fund, even if disposals are made at a loss. Significant changes to the portfolio related to shareholder redemptions or changes in investment strategy have the potential to have a material effect on the amount of depreciation recapture incurred, and may result in material changes to the Fund’s expected income tax liability.
The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of September 30, 2020, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
24Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (continued)
September 30, 2020

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
As of September 30, 2020, the Fund did not have any net operating loss carryforwards for federal income tax purposes.
As of September 30, 2020, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Expiration Date:	Amount
9/30/2021	319,838,371
9/30/2024	72,099,174
9/30/2025	723,061,997
Total	$1,114,999,542
As of September 30, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,044,415,272	$35,692,987	$(275,380,328)	$(239,687,341)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
4.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares and 1.21% for Class Y Shares. The fee waiver and expense reimbursement arrangement will continue until at least February 1, 2021 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of February 2nd of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.
2020 Annual Report25

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (continued)
September 30, 2020

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $1,047,027 of which $254,485, $210,741 and $581,801 will expire on September 30, 2021, September 30, 2022 and September 30, 2023, respectively. For the fiscal year ended September 30, 2020, the Adviser did not recoup any expenses.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily net Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the fiscal year ended September 30, 2020, purchases and sales of investments, excluding short-term investments were $1,148,275,097 and $1,430,601,763, respectively.
6.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class I” Shares, and “Class Y” Shares.
The shares of each series or class participate equally in the earnings, distributions and assets of the particular series or class.
	Center Coast Brookfield Midstream Focus Fund
	2020 [1]		2019 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	18,448,134	$ 68,961,854	19,036,164	$ 121,246,563
Reinvestment of distributions	8,357,458	30,100,573	5,457,114	34,749,294
Redemptions	(25,804,458)	(102,262,945)	(17,535,409)	(111,722,243)
Net Increase (Decrease)	1,001,134	$ (3,200,518)	6,957,869	$ 44,273,614
Class C	Shares	Amount	Shares	Amount
Subscriptions	11,085,934	$ 45,944,499	13,119,943	$ 75,747,876
Reinvestment of distributions	12,698,970	41,246,969	10,337,129	59,950,608
Redemptions	(45,850,498)	(161,992,545)	(32,286,918)	(184,779,259)
Net Decrease	(22,065,594)	$ (74,801,077)	(8,829,846)	$ (49,080,775)
26Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (continued)
September 30, 2020

	Center Coast Brookfield Midstream Focus Fund
	2020 [1]		2019 [2]
Class I	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	—	$ —
Reinvestment of distributions	6	23	4	25
Redemptions	—	—	—	—
Net Increase	6	$ 23	4	$ 25
Class Y	Shares	Amount	Shares	Amount
Subscriptions	220,920,970	$ 800,106,721	136,218,109	$ 881,460,787
Reinvestment of distributions	33,503,481	123,914,373	23,834,684	155,511,182
Redemptions	(297,334,876)	(1,043,353,548)	(132,981,088)	(859,230,714)
Net Increase (Decrease)	(42,910,425)	$ (119,332,454)	27,071,705	$ 177,741,255

1 For the Fiscal Year Ended September 30, 2020.
2 For the Fiscal Year Ended September 30, 2019.
7.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of September 30, 2020 for the Trust is $75,000,000. Advances are not collateralized by a first lien against the Fund’s assets. For fiscal year ended September 30, 2020, the average interest rate on the outstanding principal amount for the Fund was 3.02%.
During the fiscal year ended September 30, 2020, the Fund utilized the credit facility for 8 days and had an outstanding average daily loan balance of $4,925,750. The maximum amount outstanding during the year was $7,659,000 and the interest expense amounted to $3,302. As of September 30, 2020, the Fund did not have an amount outstanding on the credit facility.
8.Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the outstanding voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments (if any). A schedule of the Fund's investments in securities of affiliated issuers held during the fiscal year ended September 30, 2020, is set forth below.
Security Description	Value Beginning of Period[1]	Purchases	Sales Proceeds	Net Realized Gain	Change in Unrealized Depreciaton while Affiliated	Return of Capital Distributions	Value End of Period[1]
SemGroup Corp.[1]	$70,358,194	$ —	$(4,521,243)	$ 928,371	$ (3,838,837)	$(2,620,915)	$60,305,570
Rattler Midstream LP2	22,774,808	7,236,738	(1,319,461)	(158,181)	(11,172,143)	—	17,361,761
Total	$93,133,002	7,236,738	$(5,840,704)	$ 770,190	$(15,010,980)	$(2,620,915)	$77,667,331

2020 Annual Report27

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Notes to Financial Statements (continued)
September 30, 2020

Security Description	Shares Beginning of Period[1]	Purchases	Sales	Shares End of Period[1]
SemGroup Corp.[1]	4,305,887	—	(290,869)	4,015,018
Rattler Midstream LP2	2,323,960	778,031	(184,048)	2,917,943
Total	6,629,847	778,031	(474,917)	6,932,961

1 This security was considered an affiliate during the period October 1, 2019 to December 4, 2019, but is no longer an affiliate at September 30, 2020.
2 This security was considered an affiliate during the period June 11, 2020 to September 30, 2020.
As of September 30, 2020, the Fund owned 6.63% of the total oustanding shares of Rattler Midstream LP.
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.Subsequent Events
On October 22, 2020 and November 19, 2020, the Fund paid a distribution in the amount of $0.035 per common share and $0.035 per common share, respectively.
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
28Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Report of Independent Registered Public Accounting Firm
September 30, 2020

To the shareholders of Center Coast Brookfield Midstream Focus Fund and the Board of Trustees of Brookfield Investment Funds
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Center Coast Brookfield Midstream Focus Fund (the “Fund”), a series of the Brookfield Investment Trust, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period from December 1, 2017 through September 30, 2018, the years ended September 30, 2019 and 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period from December 1, 2017 through September 30, 2018, the years ended September 30, 2019 and 2020, in conformity with accounting principles generally accepted in the United States of America.
The financial highlights for each of the three years in the period ended November 30, 2017 were audited by other auditors whose report dated January 29, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Chicago, Illinois
November 25, 2020
We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.
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Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Fund’s Line of Credit (discussed in Note 7-Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").
The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Fund's liquidity risk; (ii) overseeing the classification of the liquidity of the Fund's portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation on illiquid investments; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Fund (if applicable), and any material changes to the LRMP.
To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser has contracted with U.S. Bancorp Fund Services, LLC (''U.S. Bank"), the Funds' sub-administrator, to obtain, on a daily basis, access to underlying liquidity data for the Fund in an effort to oversee the daily liquidity and liquidity risk of the Fund, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which U.S. Bank provides administrative services. Since the establishment of the LRMP, the Fund has consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third-party vendor. Therefore, the Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Fund's qualification for exemption from establishing an HLIM.
In August 2020, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the “Report”) addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from June 1, 2019 through June 30, 2020 (the “Reporting Period”). During the Reporting Period, the Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Fund is not required to adopt, and has not adopted, an HLIM as defined in Rule 22e-4. During the Reporting Period, the Fund did experience a temporary breach of the 15% limit imposed by Rule 22e-4 on a few holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). This compliance exception was caused by the temporary reclassification of a small number of securities owned by the Fund as illiquid based on third party trading data. The temporary reclassification of these securities caused the Fund to exceed the 15% limit on illiquid investments for a three day period. Although these securities were reclassified as illiquid during that period, the Adviser did not experience any trading or liquidity issues related to such securities. The Fund did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period.
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CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
September 30, 2020

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Brookfield Investment Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), of the Trust, considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, Center Coast Brookfield Midstream Focus Fund (the “Fund”), and Brookfield Public Securities Group LLC (the “Adviser” or “Brookfield”) for a successive one-year period at a telephonic1 meeting held on May 21, 2020 (the “Meeting”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield provided, materials relating to the Board’s consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield’s general compliance policies and procedures and the services that it provides; (f) information on Brookfield’s risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.
In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board’s decision.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund’s third-party service providers. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.
In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield’s fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Trustees’ experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.
The Board’s conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield’s culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield’s reputation and its experience serving as an investment adviser and the experience of the team of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from
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Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2020

effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.
THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Trustees, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board observed that the Fund’s performance included the prior performance of its predecessor fund, Center Coast MLP Focus Fund (the “Predecessor Fund”). The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund and to an appropriate index or combination of indices identified by Broadridge (“Peer Universe”), as well as a focused peer group identified by Brookfield (“Peer Group”). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund’s performance information since inception, including the Predecessor Fund’s performance. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2020. The Board noted that the Fund’s performance was below the median of its Peer Universe for the one-, two-, three- and four-year periods (in the fifth quintile for the one-, two- and four-year periods, and in the fourth quintile for the three-year period) and equal to the median of its Peer Universe for the five-year period. The Board also noted that the Fund underperformed its Broadridge Index for all periods. The Board further noted that the Fund’s performance was below the median of its Peer Group for the quarter ended March 31, 2020 and the one-, two-, three- and five-year periods, and above the median of its Peer Group since inception. The Board then noted that the Fund underperformed its index for the quarter ended March 31, 2020 and for the one- and two-year periods, and outperformed its index for the three-, four- and five-year periods and since inception. The Board concluded that the Fund’s performance was satisfactory.
THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield or its affiliates in connection with providing such services to the Fund.
To assist in analyzing the reasonableness of the management fees for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund’s total operating expenses, the Board also considered the level of fee waivers and expense reimbursements, as applicable, and the net expense caps contractually agreed upon by Brookfield with respect to the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Fund’s fee and expense rankings are discussed below relative to the median of the applicable expense grouping. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The Board also noted that for those funds whose fees or expenses were higher than the median, the specific quintile rankings were reflected with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided by Broadridge, in which case fund rankings are provided). The Board then noted that for purposes of the quintile rankings, higher fees and expenses result in a higher quintile ranking, with the first
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Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2020

quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses. Similarly, the Board noted that the fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping. The Board considered that the Fund’s actual management fees were above the median of its Expense Group (ranked 10/11) and Expense Universe (ranked 37/42). The Board also considered that the Fund’s actual total expenses were equal to the median of its Expense Group (ranked 6/11) and below the median of its Expense Universe (ranked 21/42). The Board noted management’s discussion regarding the Fund’s expenses.
The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, as applicable, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the greater financial, regulatory and reputational risks in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund is subject as compared to institutional or separately managed accounts.
The Board also considered Brookfield’s profitability and the benefits Brookfield and its affiliates received from their relationship with the Fund. The Board received a memorandum and reviewed financial information relating to Brookfield’s financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield’s ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund’s profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex,2 as well as its expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing Brookfield’s profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board also specifically noted that Brookfield had agreed to extend its contractual expense waiver for the Fund, in order to limit the Fund’s net operating expenses. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Fund with the high quality services that it had provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.
THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Trustees, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board noted, however, that although shareholders might benefit from lower operating expenses as a result of an increasing amount of assets spread over the fixed expenses of the Fund, the Fund’s expense limitation agreement with the Adviser served to limit the Fund’s expenses until the Fund had the opportunity to grow its assets. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.
OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield’s brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that
2020 Annual Report33

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2020

may accrue to Brookfield and its affiliates by virtue of the advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield to the Fund.
CONCLUSION. After a full and complete discussion, the Board approved the Advisory Agreement for a successive one-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.
1 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the “SEC”) issued an order pursuant to its authority under Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act” or “Act”) granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the Investment Company Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) under the Investment Company Act that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC’s order.
2 The Brookfield Fund Complex is comprised of Brookfield Investment Funds (7 series of underlying portfolios), Brookfield Real Assets Income Fund Inc. (NYSE: RA), and Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) (the “Brookfield Fund Complex”).
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CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Information Concerning Trustees and Officers (Unaudited)
September 30, 2020

The following tables provide information concerning the trustees and officers of the Fund.
Trustees of the Fund
Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the “Adviser”) (2011- Present); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	7
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000- Present); Managing Partner of Federal City Capital Advisors (1997- Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present); Director of Steward Partners (2017- Present).	7
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (formerly, Chambers Street Properties) (2012-2018); Director of Turner Corp. (2003- Present); Employee of Arthur Andersen LLP (2002-Present); Principal of Trimblestone Investment Co. (2019-Present).	7
2020 Annual Report35

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Information Concerning Trustees and Officers (Unaudited) (continued)
September 30, 2020

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	7
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Retired. Prior to that, Managing Director, Morgan Stanley (1982-2010); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (2013-2016); Advisory Director of Virtus Global Dividend & Income Fund (2016-2019); Advisory Director of Virtus Global Multi-Sector Income Fund (2016-2019); Advisory Director of Virtus Total Return Fund (2016-2019); Advisory Director of Duff & Phelps Select Energy MLP Fund (2016-2019).	7
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2017-Present). Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	7
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CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Information Concerning Trustees and Officers (Unaudited) (continued)
September 30, 2020

Officers of the Fund
Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2018	President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and Head of Legal and Funds (April 2017-October 2017) of the Adviser; Director of the Adviser (2010-2014); Corporate Secretary of Brookfield Investment Management Inc. (2017-Present); Corporate Secretary of Brookfield Investment Management UK Ltd. (2017-Present); Corporate Secretary of Brookfield Investment Management (Canada) Inc. (2017-Present); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2018	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Accounting and Administration of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2018	Chief Compliance Officer of several investment companies advised by the Advisor (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
2020 Annual Report37

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Information Concerning Trustees and Officers (Unaudited) (continued)
September 30, 2020

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -Present); Senior Accountant of the Adviser (2012-2014).
* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.
** Designated as Trustee elected by holders of Preferred Shares voting as a separate class.
The Fund’s Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.
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CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2020 Annual Report39

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund's Form N-PORT is available on the SEC's website at www.sec.gov.
You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.
Other Compliance Matters
Dan C. Tutcher is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Inc. However, from time to time, the Adviser may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge Inc. at any time. As of September 30, 2020, the Fund'sownership of Enbridge, Inc. was $47,466,265 or 5.9% of net assets.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stuart A. McFarland, Edward A. Kuczmarski and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                 Audit Fees

The aggregate fees billed by the Registrant’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), for the most recent fiscal year for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $62,000 and $61,000 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

(b)                 Audit-Related Fees

There were no fees billed by Deloitte to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)                 Tax Fees

For the fiscal years ended September 30, 2020 and September 30, 2019, the aggregate fees billed by Deloitte to the Registrant for tax compliance, tax advice and tax planning (“Tax Fees”) were $116,554 and $92,590, respectively. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

The Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Registrant were $0 for the Registrant’s fiscal years ended September 30, 2020 and September 30, 2019.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s respective tax divisions except those services related to the audits. Typically, this category would include fees for tax compliance, tax advice, and tax planning services, which include, among other things, preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)                 All Other Fees

All other fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Registrant were $0 for the Registrant’s fiscal years ended September 30, 2020 and September 30, 2019.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Registrant must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Registrant without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Registrant. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended September 30, 2020 and September 30, 2019, for non-audit services rendered to the Registrant and Fund Service Providers were $265,554 and $237,590, respectively. For the fiscal years ended September 30, 2020 and September 30, 2019, these amounts reflect the amounts disclosed above in Item 4(b),(c),(d), plus $149,000 and $145,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services by the Registrant’s independent registered public accounting firm to the Registrant’s investment adviser, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the Registrant that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) were compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) (iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)                The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)                As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) None.

(2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule  30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)     Not applicable.

(b)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: December 7, 2020

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: December 7, 2020